UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2021

SYNDAX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37708	32-0162505
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Building D, Floor 3 35 Gatehouse Drive Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 419-1400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SNDX	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☑

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

On February 3, 2021, the Board of Directors (the “Board”) of Syndax Pharmaceuticals, Inc. (the “Company”) approved the recommendations of the Compensation Committee of the Board (the “Committee”) of 2020 cash bonuses, 2021 annual base salaries, 2021 bonus targets and equity awards for the Company’s named executive officers (each, an “Executive”), as set forth below.

2020 Cash Bonuses, 2021 Annual Base Salaries and 2021 Bonus Targets

The Board approved the Committee’s recommendations of the following 2020 cash bonuses, 2021 annual base salaries, which salaries are effective January 1, 2021, and 2021 bonus targets for the Executives:

Name and Title	2020 Cash Bonus	2021 Annual Base Salary	2021 Bonus Target
Briggs W. Morrison, M.D. Chief Executive Officer and Director	$285,260	$618,563	50%
Michael A. Metzger President and Chief Operating Officer and Director	$273,980	$594,104	50%
Michael L. Meyers, M.D., Ph.D Senior Vice President, Chief Medical Officer	$172,655	$450,250	40%

Equity Awards

The Board also approved the Committee’s recommendations and granted the following options to purchase shares of the Company’s common stock to the Executives pursuant to the Company’s 2015 Omnibus Incentive Plan:

Name and Title	Option Grant (shares)
Briggs W. Morrison, M.D. Chief Executive Officer and Director	195,000
Michael A. Metzger President and Chief Operating Officer and Director	160,000
Michael L. Meyers, M.D., Ph.D Senior Vice President, Chief Medical Officer	80,000

The stock option granted to each Executive has (i) a vesting commencement date of February 3, 2021, (ii) an exercise price of $21.36 per share, the closing price of the Company’s common stock on February 3, 2021 and (iii) a term of 10 years from the grant date. One forty-eighth (1/48th) of the shares of common stock subject to each such option shall vest monthly from the vesting commencement date, during the Executive’s continued service as an employee, consultant, director or officer of the Company over the forty-eight (48) months following the date of grant, until all of the shares subject to such option are fully vested.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNDAX PHARMACEUTICALS, INC.

By:	/s/ Briggs W. Morrison, M.D.
Briggs W. Morrison, M.D.
Chief Executive Officer

Dated: February 5, 2021